SCHEDULE A

WELLS FARGO FUNDS MANAGEMENT

INVESTMENT ADVISORY AGREEMENT

WELLS FARGO FUNDS TRUST

Wells Fargo Funds Trust	Fee as % of Avg. Daily Net Asset Value
Current
Adjustable Rate Government Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.40 0.375 0.35 0.325 0.30
Asia Pacific Fund	First 500M Next 500M Next 1B Next 2B Over 4B	1.10 1.05 1.00 0.975 0.95
Asset Allocation Fund	First 1B Next 4B Over 5B	0.25 0.225 0.20
California Limited-Term Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
California Municipal Money Market Fund	0.10
California Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
Capital Growth Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.65 0.625 0.60 0.575 0.55
Cash Investment Money Market Fund	0.10
Colorado Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
Common Stock Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.75 0.70 0.65 0.625 0.60
Conservative Allocation Fund	0.25
C&B Mid Cap Value Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.70 0.675 0.65 0.625 0.60
C&B Large Cap Value Fund	0.00±
Disciplined U.S. Core Fund	First 1B Next 4B Over 5B	0.30 0.275 0.25
Discovery Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.75 0.70 0.65 0.625 0.60
Diversified Capital Builder Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.60 0.55 0.50 0.475 0.45
Diversified Equity Fund	0.25
Diversified Income Builder Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.50 0.475 0.45 0.425 0.40
Diversified International Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.85 0.80 0.75 0.725 0.70
Diversified Small Cap Fund	0.25
Dow Jones Target Today Fund	First 500M Next 500M Next 2B Over 3B	0.25 0.23 0.21 0.19
Dow Jones Target 2010 Fund	First 500M Next 500M Next 2B Over 3B	0.25 0.23 0.21 0.19
Dow Jones Target 2015 Fund	First 500M Next 500M Next 2B Over 3B	0.25 0.23 0.21 0.19
Dow Jones Target 2020 Fund	First 500M Next 500M Next 2B Over 3B	0.25 0.23 0.21 0.19
Dow Jones Target 2025 Fund	First 500M Next 500M Next 2B Over 3B	0.25 0.23 0.21 0.19
Dow Jones Target 2030 Fund	First 500M Next 500M Next 2B Over 3B	0.25 0.23 0.21 0.19
Dow Jones Target 2035 Fund	First 500M Next 500M Next 2B Over 3B	0.25 0.23 0.21 0.19
Dow Jones Target 2040 Fund	First 500M Next 500M Next 2B Over 3B	0.25 0.23 0.21 0.19
Dow Jones Target 2045 Fund	First 500M Next 500M Next 2B Over 3B	0.25 0.23 0.21 0.19
Dow Jones Target 2050 Fund	First 500M Next 500M Next 2B Over 3B	0.25 0.23 0.21 0.19
Dow Jones Target 2055 Fund	First 500M Next 500M Next 2B Over 3B	0.25 0.23 0.21 0.19
Emerging Growth Fund	0.00±
Emerging Markets Equity Fund	First 500M Next 500M Next 1B Next 2B Over 4B	1.10 1.05 1.00 0.975 0.950
Endeavor Select Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.65 0.625 0.60 0.575 0.55
Enterprise Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.70 0.675 0.65 0.625 0.60
Equity Value Fund	0.00±
Global Opportunities Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.90 0.875 0.85 0.825 0.80
Government Money Market Fund	0.10
Government Securities Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.40 0.375 0.35 0.325 0.30
Growth Balanced Fund	0.25
Growth Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.75 0.70 0.65 0.625 0.60
Health Care Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.80 0.75 0.70 0.675 0.65
Heritage Money Market Fund	0.10
High Income Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.50 0.475 0.45 0.425 0.40
High Yield Bond Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.50 0.475 0.45 0.425 0.40
Income Plus Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.40 0.375 0.35 0.325 0.30
Index Asset Allocation Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.60 0.55 0.50 0.475 0.450
Index Fund	0.00±
Inflation-Protected Bond Fund	0.00±
Intermediate Tax/AMT Free Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
International Bond Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.55 0.525 0.50 0.475 0.45
International Equity Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.85 0.80 0.75 0.725 0.70
International Value Fund	0.00±
Intrinsic Small Cap Value Fund	First 500M Next 500M Next 1B Next 1B Over 3B	0.80 0.775 0.75 0.725 0.70
Intrinsic Value Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.65 0.625 0.60 0.575 0.55
Intrinsic World Equity Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.80 0.75 0.70 0.675 0.65
Large Cap Core Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.65 0.625 0.60 0.575 0.55
Large Cap Growth Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.65 0.625 0.60 0.575 0.55
Large Company Value Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.65 0.625 0.60 0.575 0.55
Managed Account CoreBuilder Shares Series G	0.00
Managed Account CoreBuilder Shares Series M	0.00
Minnesota Money Market Fund	First 1B Next 4B Next 10B Next 10B Over 25B	0.30 0.275 0.25 0.225 0.20
Minnesota Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
Moderate Balanced Fund	0.25
Money Market Fund	First 1B Next 4B Next 10B Next 10B Over 25B	0.30 0.275 0.25 0.225 0.20
Municipal Bond Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
Municipal Cash Management Money Market Fund	0.10
Municipal Money Market Fund	First 1B Next 4B Next 10B Next 10B Over 25B	0.30 0.275 0.25 0.225 0.20
National Tax-Free Money Market Fund	0.10
New Jersey Municipal Money Market Fund	First 1B Next 4B Next 10B Next 10B Over 25B	0.30 0.275 0.25 0.225 0.20
New York Municipal Money Market Fund	First 1B Next 4B Next 10B Next 10B Over 25B	0.30 0.275 0.25 0.225 0.20
North Carolina Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
Omega Growth Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.75 0.70 0.65 0.625 0.60
Opportunity Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.70 0.675 0.65 0.625 0.60
Pennsylvania Municipal Money Market Fund	First 1B Next 4B Next 10B Next 10B Over 25B	0.30 0.275 0.25 0.225 0.20
Pennsylvania Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
Precious Metals Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.60 0.55 0.50 0.475 0.45
Premier Large Company Growth Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.65 0.625 0.60 0.575 0.55
Prime Investment Money Market Fund	0.10
Short Duration Government Bond Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.40 0.375 0.35 0.325 0.30
Short-Term Bond Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.40 0.375 0.35 0.325 0.30
Short-Term High Yield Bond Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.50 0.475 0.45 0.425 0.40
Short-Term Municipal Bond Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
Small Cap Opportunities Fund	First 500M Next 500M Next 1B Next 1B Over 3B	0.80 0.775 0.75 0.725 0.70
Small Cap Value Fund	First 500M Next 500M Next 1B Next 1B Over 3B	0.80 0.775 0.75 0.725 0.70
Small Company Growth Fund	0.00±
Small Company Value Fund	0.00±
Small/Mid Cap Core Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.75 0.70 0.65 0.625 0.60
Small/Mid Cap Value Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.75 0.70 0.65 0.625 0.60
Social Sustainability Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.65 0.62 0.60 0.575 0.55
Special Mid Cap Value Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.70 0.675 0.65 0.625 0.60
Special Small Cap Value Fund	First 500M Next 500M Next 1B Next 1B Over 3B	0.80 0.775 0.75 0.725 0.70
Specialized Technology Fund	First 500M Next 500M Next 1B Next 2B Over 4B	1.05 1.00 0.95 0.925 0.90
Strategic Large Cap Growth Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.65 0.625 0.60 0.575 0.55
Strategic Municipal Bond Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
Traditional Small Cap Growth Fund	First 500M Next 500M Next 1B Next 1B Over 3B	0.80 0.775 0.75 0.725 0.70
Total Return Bond Fund	0.00±
Treasury Plus Money Market Fund	0.10
Utility & Telecommunications Fund	First 500M Next 500M Next 1B Next 2B Over 4B	0.60 0.55 0.50 0.475 0.45
Ultra Short-Term Income Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.40 0.375 0.35 0.325 0.30
Ultra Short-Term Municipal Income Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
WealthBuilder Conservative Allocation Portfolio	First 1B Next 4B Over 5B	0.20 0.175 0.15
WealthBuilder Equity Portfolio	First 1B Next 4B Over 5B	0.20 0.175 0.15
WealthBuilder Growth Allocation Portfolio	First 1B Next 4B Over 5B	0.20 0.175 0.15
WealthBuilder Growth Balanced Portfolio	First 1B Next 4B Over 5B	0.20 0.175 0.15
WealthBuilder Moderate Balanced Portfolio	First 1B Next 4B Over 5B	0.20 0.175 0.15
WealthBuilder Tactical Equity Portfolio	First 1B Next 4B Over 5B	0.20 0.175 0.15
Wisconsin Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Over 5B	0.35 0.325 0.30 0.275 0.25
100% Treasury Money Market Fund	First 1B Next 4B Next 10B Next 10B Over 25B	0.30 0.275 0.25 0.225 0.20

Most recent annual approval by the Board of Trustees:  March 25, 2011

Schedule A amended:   November 16, 2011

± As long as the Fund invests all (or substantially all) of its assets in a single, registered, open-end management investment company in accordance with Section 12(d)(1)(E) under the 1940 Act, the Fund does not pay Funds Management an investment advisory fee.  At the time the Fund invests some of its assets in two or more registered, open-end management investment companies in accordance with Section 12(d)(1)(G) under the 1940 Act, the Fund shall pay Funds Management an investment advisory fee of 0.25% for asset allocation services.

The foregoing fee schedule is agreed to as of November 16, 2011 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:       /s/ C. David Messman

     C. David Messman

     Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:  /s/ Andrew Owen
Andrew Owen

     Executive Vice President

On November 16, 2011, the Board of Trustees of Funds Trust approved the liquidation of the Minnesota Money Market Fund.  The liquidation will become effective in the fourth quarter of 2011.

On November 16, 2011, the Board of Trustees of Funds Trust approved the liquidation of the New Jersey Municipal Money Market Fund.  The liquidation will become effective in the fourth quarter of 2011.

On November 16, 2011, the Board of Trustees of Funds Trust approved the liquidation of the New York Municipal Money Market Fund.  The liquidation will become effective in the fourth quarter of 2011.

On November 16, 2011, the Board of Trustees of Funds Trust approved the liquidation of the Pennsylvania Municipal Money Market Fund.  The liquidation will become effective in the fourth quarter of 2011.